 EXHIBIT 99.1

NEWS RELEASE

CONTACT: Michael Budnitsky

Chief Financial Officer

818-591-9800

UNICO AMERICAN CORPORATION REPORTS

FIRST QUARTER 2019 FINANCIAL RESULTS

Calabasas, CA, May 15, 2019 – Unico American Corporation. (NASDAQ – “UNAM”) (“Unico,” the “Company”), announced today its consolidated financial results for the three months ended March 31, 2019. For the three months ended March 31, 2019, revenues were $7.1 million and net loss was $0.7 million ($0.13 diluted loss per share) compared with revenues of $8.8 million and net loss of $2.2 million ($0.42 diluted loss per share) for the three months ended March 31, 2018.

Stockholders’ equity was $56.2 million as of March 31, 2019, or $10.59 per common share including unrealized after-tax investment losses of $0.1 million, compared to stockholders’ equity of $55.9 million as of December 31, 2018, or $10.54 per common share including unrealized after- tax investment losses of $1.1 million.

About Unico

Headquartered in Calabasas, California, Unico is an insurance holding company that underwrites property and casualty insurance through its insurance company subsidiary; provides property, casualty and health insurance through its agency subsidiaries; and through its other subsidiaries provides insurance premium financing and membership association services. Unico has conducted the majority of its operations through its subsidiary, Crusader Insurance Company, since 1985. For more information concerning Crusader Insurance Company, please visit the Crusader’s Web site at www.crusaderinsurance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are not historical facts and include statements about the Company plans, objectives, beliefs and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions.

Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These predictions are also affected by known and unknown risks that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Such risks include, but are not limited to, failure to meet capital and surplus requirements; vulnerability to catastrophic property loss; changes in accounting standards; accuracy of claims adjustments; sufficiency of expense reserves; changes in tax laws; realization of deferred tax assets; accuracy of underwritten risks and adequacy of premiums; availability and cost of reinsurance; regulation and legislative changes; reliance on subsidiaries; downgrades in financial strength ratings; changes in interest rates;  credit and prepayment  risks; geographic concentration; reliance on independent insurance agents and brokers; sufficiency of reserves for doubtful accounts; litigation; enforceability of policy terms; reliance on information technology systems; single operating location; prevention or detection of fraud; changes in economic conditions; dependence on key personnel; ability to attract, develop and retain employees; insolvency, financial difficulties, or default by contractual counterparties;  competition; maximization of long-term value; control by a small number of shareholders; limited trading of stock; maintenance of effective systems of internal controls; and difficulty in effecting a change of control or sale of any subsidiaries.

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Please see Part I - Item 1A – “Risk Factors” in the Company’s 2018 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (“SEC”), as well as other documents the Company files with the SEC from time-to-time, for other factors that could cause the Company’s actual results to differ materially from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Financial Tables Follow –

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands)

	March 31	December 31
	2019	2018
	(Unaudited)
ASSETS
Investments
Available-for-sale:
Fixed maturities, at fair value (amortized cost: March 31, 2019 $80,847; December 31, 2018 $78,303)	$80,690	$76,910
Held-to-maturity:
Fixed maturities, at amortized cost (fair value: March 31, 2019 $5,878; December 31, 2018 $7,126)	5,878	7,126
Short-term investments, at fair value	697	4,691
Total Investments	87,265	88,727
Cash and cash equivalents	3,646	4,918
Accrued investment income	511	394
Receivables, net	4,270	3,933
Reinsurance recoverable:
Paid losses and loss adjustment expenses	987	(1)
Unpaid losses and loss adjustment expenses	11,679	9,532
Deferred policy acquisition costs	3,571	3,490
Property and equipment, net	9,789	9,692
Deferred income taxes	4,266	4,375
Other assets	206	557
Total Assets	$126,190	$125,617

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Unpaid losses and loss adjustment expenses	$51,333	$51,657
Unearned premiums	16,526	15,965
Advance premium and premium deposits	343	234
Accrued expenses and other liabilities	1,767	1,845
Total Liabilities	$69,969	$69,701

Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock, no par – authorized 10,000,000 shares; 5,307,103 shares issued and outstanding at March 31, 2019, and December 31, 2018	$3,773	$3,773
Accumulated other comprehensive loss	(124)	(1,100)
Retained earnings	52,572	53,243
Total Stockholders’ Equity	$56,221	$55,916

Total Liabilities and Stockholders' Equity	$126,190	$125,617

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

($ in thousands, except per share)

	Three Months Ended
	March 31
	2019	2018
REVENUES
Insurance company operation:
Net premium earned	$6,264	$7,682
Investment income	533	445
Net realized investment losses	(8)	—
Other income (loss)	(261)	55
Total Insurance Company Operation	6,528	8,182

Other insurance operations:
Gross commissions and fees	547	607
Finance charges and fees earned	49	18
Other income	11	—
Total Revenues	7,135	8,807

EXPENSES
Losses and loss adjustment expenses	5,154	7,802
Policy acquisition costs	1,087	1,622
Salaries and employee benefits	1,028	1,288
Commissions to agents/brokers	50	40
Other operating expenses	628	867
Total Expenses	7,947	11,619

Loss before taxes	(812)	(2,812)
Income tax benefit	141	605
Net Loss	$(671)	$(2,207)

PER SHARE DATA:
Basic
Loss Per Share	$(0.13)	$(0.42)
Weighted Average Shares	5,307,103	5,307,133

Diluted
Loss Per Share	$(0.13)	$(0.42)
Weighted Average Shares	5,307,103	5,307,133

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

($ in thousands)

	Three Months Ended
	March 31
	2019	2018
Cash flows from operating activities:
Net Loss	$(671)	$(2,207)
Adjustments to reconcile net loss to net cash from operations:
Depreciation and amortization	135	140
Bond amortization, net	7	99
Bad debt expense	3	—
Net realized investment losses	8	—
Changes in assets and liabilities:
Net receivables and accrued investment income	(457)	535
Reinsurance recoverable	(3,135)	(3,589)
Deferred policy acquisition costs	(81)	224
Other assets	349	35
Unpaid losses and loss adjustment expenses	(324)	4,837
Unearned premiums	561	(714)
Advance premium and premium deposits	109	101
Accrued expenses and other liabilities	(78)	(431)
Income taxes current/deferred	(149)	(607)
Net Cash Used by Operating Activities	(3,723)	(1,578)

Cash flows from investing activities:
Purchase of fixed maturity investments	(3,574)	(8,161)
Proceeds from maturity of fixed maturity investments	1,780	4,837
Proceeds from sale of call of fixed maturity investments	483	—
Net decrease in short-term investments	3,994	1,647
Additions to property and equipment	(232)	(37)
Net Cash Provided (Used) by Investing Activities	2,451	(1,714)

Cash flows from financing activities:
Net Cash Used by Financing Activities	—	—

Net decrease in cash and cash equivalents	(1,272)	(3,292)
Cash and cash equivalents at beginning of period	4,918	9,367
Cash and Cash Equivalents at End of Period	$3,646	$6,075

Supplemental cash flow information
Cash paid during the period for:
Interest	—	—
Income taxes	$9	—

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